UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2006
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Form of Restricted Stock Unit Award Agreement

Item 1.01 Entry into a Material Definitive Agreement
     On August 7, 2006, Nash-Finch Company (the “Company”) granted each of Jeffrey E. Poore, Executive Vice President, Supply Chain Management, Calvin S. Sihilling, Executive Vice President, Chief Information Officer and Kathleen M. Mahoney, Senior Vice President, General Counsel and Secretary (each an “Executive Officer”) performance units denominated as restricted stock units (the “Units”). The Units, which are governed by the terms and conditions contained in a Restricted Stock Unit Award Agreement and the Nash-Finch Company 2000 Stock Incentive Plan, as amended (the “Plan”), were granted as follows:

Executive Officer	Units Granted
Jeffrey E. Poore	32,500
Calvin S. Sihilling	37,500
Kathleen M. Mahoney	32,500
     The Units will vest in full on the fifth anniversary of the grant date, assuming continued employment with the Company, or on the date that the Executive Officer’s employment ends due to death or disability. If the Executive Officer’s employment is sooner terminated by the Company other than for cause, a pro rata portion of the Units will vest. Upon vesting, each Executive Officer will be entitled to receive one share of the Company’s common stock for each Unit. Unvested Units will be forfeited when the Executive Officer’s employment with the Company terminates. Dividend equivalents in the form of additional restricted stock units will be provided on outstanding unit awards prior to settlement, subject to the same vesting requirements as the underlying Units. The form of Restricted Stock Unit Award Agreement to be entered into by Messrs. Poore and Sihilling and entered into by Ms. Mahoney is filed herewith as Exhibit 10.1.
     The foregoing description of the Units is qualified by reference to the form of Restricted Stock Unit Award Agreement filed herewith and to the Plan, a copy of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 dated May 12, 2005.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: August 11, 2006	By:	/s/ Kathleen M. Mahoney

		Name:	Kathleen M. Mahoney
		Title:	Senior Vice President, General
Counsel and Secretary

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NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED AUGUST 7, 2006

Method of
Exhibit No.	Description	Filing

10.1	Form of Restricted Stock Unit Award Agreement	Filed herewith

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